UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2012

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

1-5324	NORTHEAST UTILITIES (a Massachusetts voluntary association) One Federal Street, Building 111-4 Springfield, Massachusetts 01105 Telephone number: (413) 785-5871	04-2147929

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY (a Connecticut corporation) 107 Selden Street Berlin, Connecticut 06037-1616 Telephone: (860) 665-5000	06-0303850

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On March 13, 2012, Northeast Utilities (NU) and NSTAR jointly announced that they had entered into a comprehensive merger-related agreement with the Attorney General of the State of Connecticut and the Connecticut Office of Consumer Counsel that will guarantee substantial customer and environmental benefits, while allowing the NU-NSTAR merger to proceed. The agreement covers a variety of matters including a rate credit, a base distribution rate freeze, and the development of a targeted plan to advance Connecticut’s energy goals. In addition, NU agreed to maintain certain business functions and offices in Connecticut for seven years after the closing. The agreement also reflects commitments of NU’s subsidiary, The Connecticut Light and Power Company, with respect to additional spending for distribution system resiliency and recovery of costs associated with restoration activities following 2011 storms.

The agreement in its entirety is subject to the approval of the Connecticut Public Utility Regulatory Authority (PURA). The parties have requested an approval date of April 2, 2012.

NU and NSTAR issued a joint press release highlighting the key provisions of the agreement, which is attached hereto as Exhibit 99.1.

NU and NSTAR are awaiting approvals of the pending merger from PURA and the Massachusetts Department of Public Utilities (DPU). PURA is scheduled to issue its final decision on April 2, 2012. On February 15, 2012, NU and NSTAR reached comprehensive merger-related settlement agreements with both the Massachusetts Attorney General and the Massachusetts Department of Energy Resources agreeing to certain conditions with respect to the merger, which are subject to DPU approval and have been requested by the parties to be approved on April 4, 2012. If both PURA and the DPU issue acceptable decisions by such dates, we expect the merger will be consummated by April 16, 2012.

For further information regarding the pending NU-NSTAR merger, please refer to the Registration Statement on Form S-4 (Registration No. 333-170754) filed by NU with the Securities and Exchange Commission in connection with the merger; NU’s Annual Report on Form 10-K for the year ended December 31, 2011, and its Current Reports on Form 8-K filed on January 5, 2012, January 19, 2012, and February 15, 2012.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Settlement Agreement, dated March 13, 2012, entered into by and among Northeast Utilities, NSTAR, the Attorney General of the State of Connecticut and the State of Connecticut, Office of Consumer Counsel.

99.1	Joint Press Release of Northeast Utilities and NSTAR, dated March 13, 2012.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES THE CONNECTICUT LIGHT AND POWER COMPANY (Registrants)

March 13, 2012	By:	/s/ Jay S. Buth
Jay S. Buth Vice President-Accounting and Controller

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